UMB SCOUT FUNDS

REGIONAL FUND

QUARTERLY REPORT

SEPTEMBER 30, 1998

A no-load mutual fund that seeks long-term growth of both capital and income by investing in smaller regional companies

TO THE SHAREHOLDERS

The UMB Scout Regional Fund closed the quarter ended September 30, 1998, at $10.16 per share and had a total return (price change and reinvested distributions) of -13.61% for the period. This result was better than the average for comparable funds, as shown in the Lipper Small Company Fund Index return of -21.35% and the Russell 2000 index return of - 20.15%. The Fund pursues an investment goal of long-term growth of both capital and income by investing in smaller companies in an eight-state region (Missouri, Kansas, Arkansas, Oklahoma, Iowa, Nebraska, Colorado and Illinois).

The quarter's market activity was a surprise for many large capitalization stocks, but it was a continuation of the decline for small-cap stocks that began earlier this year. As global economic conditions worsened, investors fled to the larger blue-chip "quality" stocks and U.S. Treasury notes and bonds. Small-cap stocks across the board showed losses of more than 15% for the quarter and nearly that amount for the year-to-date. Your Fund performed slightly better in the quarter, as shown above, and had a year-to-date return of -11.38%.

The Fund performed better than the broad market and other comparable funds because of its equal weighting of securities and cash reserves. These attributes have at times worked against the Fund during strong markets, but we have maintained our disciplined investment style and long-term objectives. During their "glory days" in mid-1983, small-cap stocks sold at 16.2 times earnings, a 26% premium over large stocks at
13.1 times earnings. Large caps have experienced a steady run since then, while small caps fell to a low in September 1990 before beginning to recover. In September 1990, small-cap stocks traded at a 30% discount to large caps, trading at 8.8 times earnings versus 12.7 times earnings for the large caps. Today, small caps still are at a 17% discount, trading at 14.3 times earnings versus large caps at about 17.2 times earnings.

We believe the potential for gains in small stocks still is greater than for the large stocks in the near term - assuming no global economic catastrophes - because these companies have the potential to deliver the cash-flow returns and growth expectations reflected in their prices. By contrast, large-cap stocks trading at 50 times projected cash flow offer little in the way of realistic returns on investment.

During the quarter, the Fund reduced positions in the finance sector (Brenton Banks and Kansas City Life Insurance) and utilities (Williams Companies). Positions were eliminated in basic materials (Laclede Steel and Laidlaw Environmental Services) and consumer staples (Sealright Containers). New positions were purchased in capital goods (Butler Manufacturing) and basic materials (Safety-Kleen Corporation).

We want to remind all shareholders that the Fund name is changing to UMB Scout Regional Fund, Inc., effective October 31, 1998. However, the ticker symbol will remain UMBHX.

We appreciate you as a valued shareholder of UMB Scout Regional Fund and encourage your questions and comments.

Sincerely,

/s/David B. Anderson
David B. Anderson
UMB Investment Advisors

FUND DIVERSIFICATION - PIE CHART
COMPARATIVE RATES OF RETURN
as of September 30, 1998

                                2 3/4 Years     4 3/4 Years     6 3/4 Years
UMB Scout Regional Fund         7.72%           8.64%           8.58%
Lipper Small Co Fund Index*     3.32%           7.88%           9.72%
Russell 2000*                   6.67%           9.00%          11.78%

UMB Scout Regional Fund's average annual compound returns for 1-, 5- and 10-year periods ended September 30, 1998, are -12.06%, 9.01% and 7.00%, respectively.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The Fund's investment objective was changed August 16, 1991.

* Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

TOP TEN EQUITY HOLDINGS

                                          Market                Percent
                                          Value (000's)         of Total

Instituform Technologies, Inc., CL. A   $  1,126                2.64%
Harmon Industries, Inc.                      990                2.32%
Empire District Electric Co.                 910                2.13%
CPI Corp.                                    900                2.11%
Kellwood Co.                                 806                1.89%
Williams Companies, Inc.                     805                1.89%
MYR Group, Inc.                              799                1.87%
NPC International, Inc. CL. B                797                1.87%
Aliant Communications, Inc.                  792                1.86%
Federal Signal Corp.                         737                1.73%
Top 10 Equity Holdings Total:           $  8,662               20.31%

As of September 30, 1998, statement of assets.




Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



FINANCIAL STATEMENTS
SEPTEMBER 30, 1998 (unaudited)

Statement of Net Assets

                                                                        Market
        Shares  Company                                                 Value

COMMON STOCKS - 79.35%
Basic Materials - 7.80%
        25,000  ACX Technologies                                  $    321,875
        25,000  Cyprus Amax Minerals Co.                               331,250
         2,500  Deltic Timber Corp.                                     45,000
        15,000  Falcon Products, Inc.                                  165,000
        45,000  Huntco, Inc. CL. A                                     315,000
        40,020  Kinross Gold Corp.                                     122,561
        60,000  Lawter International, Inc.                             435,000
        21,000  Mallinckrodt Group, Inc.                               426,562
        25,000  Republic Group, Inc.                                   332,813
       117,600  Safety-Kleen Corp.                                     389,550
        15,000  Sigma-Aldrich Corp.                                    433,125
                                                                     3,317,736
Capital Goods - 14.86%
        25,000  Atchison Casting Co.                                   248,437
        15,000  Baldor Electric                                        328,125
        53,240  BHA Group, Inc.                                        625,570
        10,000  Butler Manufacturing Co.                               231,250
        35,000  Federal Signal Corp.                                   737,188
        45,000  Harmon Industries, Inc.                                990,000
        85,000  Instituform Technologies, Inc., CL. A                1,126,250
        75,000  Isco, Inc.                                             459,375
        50,000  Layne Christensen Co.                                  496,875
        68,333  MYR Group, Inc.                                        798,642
         5,000  Paul Mueller Co.                                       201,250
        10,000  Trion, Inc.                                             48,750
         2,000  Valmont Industries, Inc.                                24,500
                                                                     6,316,212
Consumer Cyclical - 16.01%
        70,000  B.I., Inc.                                             595,000
        16,500  Bandag, Inc.                                           523,875
        10,000  Belden, Inc.                                           134,375
        10,000  Block (H & R), Inc.                                    413,750
        15,000  Brown Group, Inc.                                      230,625
        24,000  Caseys General Stores, Inc.                            360,000
        37,500  Clarcor, Inc.                                          576,563
         6,000  Dillards, Inc.                                         169,875
        12,000  Donnelley (R.R.) & Sons                                422,250
        37,925  Flexsteel Industries, Inc.                             412,434
        30,000  Kellwood Co.                                           806,250
        30,000  Lawson Products                                        660,000
        10,000  Lee Enterprises, Inc.                                  259,375
         8,500  Maytag Corp.                                           405,875
        35,000  O'Sullivan Industries Holdings, Inc.                   339,062
         8,000  Pharmerica, Inc.                                        43,500
        18,000  Rival Co.                                              144,000
        60,000  Stimsonite Corp.                                       311,250
                                                                     6,808,059
Consumer Staples - 14.99%
        20,000  Alberto-Culver Co. CL. A                               427,500
        40,000  Angelica Corp.                                         642,500
        35,000  Beverly Enterprises, Inc.                              280,000
        21,000  Brunswick Corp.                                        271,687
        38,000  CPI Corp.                                              900,125
        30,000  I B P, Inc.                                            607,500
        11,000  JPS Packaging Co.                                       43,313
        14,000  Medpartners, Inc.                                       45,500
        25,000  Midwest Grain Products, Inc.                           268,750
        75,000  NPC International, Inc. CL. B                          796,875
        85,000  Sanfilippo (John B & Son), Inc.                        419,687
        35,000  Stuart Entertainment, Inc.                              24,063
        85,000  TCBY Enterprises, Inc.                                 520,625
        41,300  VICORP Restaurants, Inc.                               560,131
        50,000  Winnebago Industries, Inc.                              562,500
                                                                      6,370,756
Energy - 6.25%
        20,000  Helmerich & Payne, Inc.                                420,000
        10,000  Kerr-McGee Corp.                                       455,000
        35,000  Maverick Tube Corp.                                    240,625
        15,000  Murphy Oil Corp.                                       581,250
        72,000  Southwestern Energy Co.                                612,000
         5,000  St. Mary Land & Exploration  Co.                       119,375
        10,000  Ultramar Diamond Sharmock Corp.                        227,500
                                                                     2,655,750
Financial - 1.31%
        13,500  Brenton Banks                                          253,969
         1,500  Commerce Bancshares, Inc.                               59,062
           500  Kansas City Life Insurance Co.                          40,813
         9,000  Old Republic International Corp.                       202,500
                                                                       556,344
Technology - 1.87%
         7,000  DII Group, Inc.                                         84,875
        35,000  Exabyte Corp.                                          227,500
        40,000  Fansteel, Inc.                                         250,000
         8,000  Molex, Inc.                                            232,000
                                                                       794,375
Transportation & Services - 0.93%
        25,000  Werner Enterprises, Inc.                               393,750

Utilities - 15.33%
        32,000  Aliant Communications, Inc.                            792,000
        12,000  Ameren Corp.                                           503,250
         8,000  Calenergy, Inc.                                        212,000
        40,000  Empire District Electric Co.                           910,000
        17,430  Interstate Energy Corp.                                558,849
        10,000  Kansas City Power & Light Co.                          304,375
        30,000  Laclede Gas Co.                                        691,875
        35,000  St. Joseph Light & Power Co.                           647,500
        12,000  Utilicorp United, Inc.                                 472,500
        15,000  Western Resources, Inc.                                620,625
        28,000  Williams Companies, Inc.                               805,000
                                                                     6,517,974
TOTAL COMMON STOCKS - 79.35%                                        33,730,956

        Face                                                           Market
        Amount  Description                                            Value
Short-Term Corporate Notes - 15.25%
$   500,000  Bellsouth Telecommunications, Inc.,
             5.48%, due October 14, 1998                          $    498,934
    500,000  Chevron USA, Inc., 5.53%, due October 2, 1998             499,846
    500,000  Coca-Cola Co., 5.42%, due November 6, 1998                497,215
    500,000  duPont (E.I.) deNemours & Co.,
             5.48%, due October 21, 1998                               498,402
    500,000  Gannett, Inc., 5.48%, due October 23, 1998                498,249
    500,000  General RE Corp., 5.49%, due October 6, 1998              499,543
    500,000  Heinz (H.J.) Co., 5.46%, due October 22, 1998             498,332
    500,000  Lucent Technologies, Inc., 5.46%, due October 16, 1998    498,787
    500,000  Motorola, Inc., 5.48%, due October 7, 1998                499,467
    500,000  PepsiCo, Inc., 5.49%, due October 9, 1998                 499,314
    500,000  PepsiCo, Inc., 5.30%, due October 14 1998                 498,969
    500,000  Proctor & Gamble Co., 5.45%, due October 13, 1998         499,016
    500,000  Sara Lee Corp., 5.20%, due October 28, 1998               497,978
TOTAL SHORT-TERM CORPORATE NOTES - 15.25%                            6,484,052

GOVERNMENT SPONSORED ENTERPRISES - 4.69%
  1,000,000  Federal Home Loan Banks,
             5.375% due November 23, 1998                              991,945
    500,000  Federal Home Loan Mortgage Corp.
             5.35% due October 2, 1998                                 499,851
    500,000  Federal Home Loan Mortgage Corp.
             5.40% due October 6, 1998                                 499,550
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 4.69%                       1,991,346

REPURCHASE AGREEMENT - 1.02%
    435,000  Northern Trust Co., 5.35%, due October 1, 1998
             (Collateralized by U.S. Treasury Notes,
              5.875%, due March 31, 1999)                              435,000

TOTAL INVESTMENTS - 100.31%                                       $ 42,641,354

Other assets less liabilities -  (0.31%)                             (133,519)

TOTAL NET ASSETS - 100.00%
     (equivalent to $ 10.16 per share;
     10,000,000 shares of $1.00 par value
     capital shares authorized; 4,184,602 shares outstanding)     $ 42,507,835


BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on September 30, 1998, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.


This report has been prepared for the information of the Shareholders of UMB Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

UMB Scout Funds

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL FREE 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial
Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.